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                                                                    Exhibit 23.1

                          INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement for the Alliant Techsystems Inc. Management Deferred Compensation Plan on Form S-8 of our reports dated May 10, 1999, appearing in the Annual Report on Form 10-K of Alliant Techsystems Inc. for the year ended March 31, 1999.

/s/ DELOITTE & TOUCHE LLP

DELOITTE & TOUCHE LLP
Minneapolis, Minnesota
August 2, 1999